SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 17, 2007

PUBLIC SERVICE COMPANY OF OKLAHOMA
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

0-343	73-0410895
(Commission File Number)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Public Service Company of Oklahoma plans to issue its Senior Notes, Series G, due 2047 (the “Notes”) which will be insured by Financial Guaranty Insurance Company (“FGIC”).

The consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006, are included in this Form 8-K as Exhibit 99.1.  The consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006 have been audited by Ernst & Young LLP.  The consent of Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as “Experts” in the prospectus supplement relating to the Notes are attached hereto, as Exhibit 23.1.

In addition, the unaudited consolidated financial statements of FGIC and subsidiaries as of June 30, 2007 and for the six month periods ended June 30, 2007 and 2006 are attached hereto as Exhibit 99.2.

Item 9.01.                                Financial Statements and Exhibits.

(d) Exhibits:

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006.
99.2	Consolidated financial statements of FGIC and subsidiaries as of June 30, 2007 and for the six month periods ended June 30, 2007 and 2006.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC SERVICE COMPANY OF OKLAHOMA

By:      /s/ Thomas G. Berkemeyer
Name: Thomas G. Berkemeyer
Title:    Assistant Secretary

Dated: October 17, 2007

EXHIBIT INDEX

Exhibit No.                                                                Description

23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006.
99.2	Consolidated financial statements of FGIC and subsidiaries as of June 30, 2007 and for the six month periods ended June 30, 2007 and 2006.